Prospectus Supplement July 17, 1998*

Strategist Growth and Income Fund, Inc.
(Nov. 28, 1997)  S-6122 D (11/97)

The following paragraph replaces the paragraph on Guru Baliga in the "Portfolio management team" section for Total Return Portfolio:

James Johnson began managing the U.S. equity portion of the Portfolio in July of 1998. He also provides quantitative analysis for the Portfolio's tactical asset allocation decisions. He joined the Advisor in 1994 as an equity quantitative analyst for American Express Asset Management Group. He has managed the focused research product for American Express Asset Management Group since 1996. Prior to joining the Advisor, he served as an equity quantitative analyst at Piper Capital Management, Inc.



S-6122-11 A (7/98)
*Valid until next prospectus update


Destroy-Nov. 30, 1998